UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2012

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 2, 2012, Vanguard Natural Resources, LLC (the “Company”) and VNR Finance Corp. (“VNR Finance” and, together with the Company, the “Issuers”) and certain subsidiary guarantors of the Company (the “Subsidiary Guarantors” and, together with the Issuers, the “Vanguard Parties”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, as the representative of the several underwriters named therein (the “Underwriters”), relating to the public offering of an additional $200 million aggregate principal amount of the Issuers’ 7.875% senior notes due 2020 (the “Additional Notes”) at par.  The Additional Notes were offered as additional debt securities under an indenture pursuant to which the Issuers have issued $350 million aggregate principal amount of the Issuers’ 7.875% senior notes due 2020 on April 4, 2012 (the “Existing Notes”). The Additional Notes will have identical terms, other than the issue date, and will constitute part of the same series as and be fungible with the Existing Notes. The offering was made pursuant to a Registration Statement on Form S-3 (File No. 333-179050) which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on January 18, 2012.

The offering of the Additional Notes closed on October 9, 2012.  All of the net proceeds from the offering were used to repay a portion of indebtedness outstanding under the Company’s senior secured reserve-based credit facility.

The Underwriting Agreement contains customary representations, warranties and agreements by the Vanguard Parties, and customary conditions to closing, indemnification obligations of the Vanguard Parties and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Relationships

The Underwriters and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Additionally, an affiliate of Citigroup Global Markets Inc. is the administrative agent under the Company’s senior secured reserve-based credit facility, for which it receives customary compensation and indemnity. In addition, certain of the Underwriters and their affiliates are lenders under the Company’s senior secured reserve-based credit facility and will receive a portion of the proceeds from this offering through the repayment of indebtedness thereunder.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 1.1
Underwriting Agreement dated October 2, 2012, by and among Vanguard Natural Resources, LLC, VNR Finance Corp., the subsidiary guarantors party thereto and RBC Capital Markets, LLC, as the representative of the several underwriters named therein.

Exhibit 4.1
Indenture, dated as of April 4, 2012, among Vanguard Natural Resources, LLC and VNR Finance Corp., as Issuers, the Subsidiary Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed April 4, 2012).

Exhibit 4.2
First Supplemental Indenture, dated as of April 4, 2012, among Vanguard Natural Resources, LLC and VNR Finance Corp., as Issuers, the Subsidiary Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed April 4, 2012).

Exhibit 4.3	Form of 7.875% Senior Notes due 2020 (incorporated by reference to Exhibit A to Exhibit 4.2 to Current Report on Form 8-K filed April 4, 2012).
Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the notes.
Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:                     /s/ Scott W. Smith
Name:                Scott W. Smith
Title:                  President and Chief Executive Officer
October 9, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 1.1
Underwriting Agreement dated October 2, 2012, by and among Vanguard Natural Resources, LLC, VNR Finance Corp., the subsidiary guarantors party thereto and RBC Capital Markets, LLC, as the representative of the several underwriters named therein.

Exhibit 4.1
Indenture, dated as of April 4, 2012, among Vanguard Natural Resources, LLC and VNR Finance Corp., as Issuers, the Subsidiary Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed April 4, 2012).

Exhibit 4.2
First Supplemental Indenture, dated as of April 4, 2012, among Vanguard Natural Resources, LLC and VNR Finance Corp., as Issuers, the Subsidiary Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K filed April 4, 2012).

Exhibit 4.3	Form of 7.875% Senior Notes due 2020 (incorporated by reference to Exhibit A to Exhibit 4.2 to Current Report on Form 8-K filed April 4, 2012).
Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the notes.
Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).